THE SEMICONDUCTOR INDUSTRY FROM A  MATERIALS SUPPLIER PERSPECTIVE Guillermo Novo President and CEO Versum Materials, Inc.

FORWARD‐LOOKING INFORMATION This presentation contains, and management may make, certain “forward‐looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements may be identified by references to future periods, and include statements we make about business strategies, operating plans, growth rates and prospects, sales expectations, estimates of the size of the market for specialty materials products, forecasted industry demand, the ongoing core importance of specialty materials to semiconductor innovation and productivity, our ability to successfully compete as a leading materials supplier to the semiconductor industry, and other matters. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “growing,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “target” and similar expressions, among others, generally identify forward‐looking statements, which are based on management’s reasonable expectations and assumptions as of the date the statements were made. Actual results and the outcomes of future events may differ materially from those expressed or implied in the forward‐looking statements because of a number of risks and uncertainties, including, without limitation, product supply versus demand imbalances in the semiconductor industry or in certain geographic markets may decrease the demand for our goods and services; our concentrated customer base; our ability to continue technological innovation and successfully introduce new products to meet the evolving needs of our customers; our ability to protect and enforce our intellectual property rights and to avoid violating any third party intellectual property or technology rights; unexpected interruption of or shortages in our raw material supply; inability of sole source, limited source or qualified suppliers to deliver to us in a timely manner or at all; hazards associated with specialty chemical manufacturing, such as fires, explosions and accidents, could disrupt our operations or the operations of our suppliers or customers; increased competition and new product development by our competitors, changing customer needs and price changes in materials and components could result in declining demand for our products; operational, political and legal risks of our international operations; the impact of changes in environmental and health and safety regulations, anticorruption enforcement, sanctions, import/export controls, tax and other legislation and regulations in jurisdictions in which Versum Materials and its affiliates operate; our available cash and access to additional capital may be limited by substantial leverage and debt service obligations; uncertainty regarding the availability of financing to us in the future and the terms of such financing; agreements governing our indebtedness may restrict our current and future operations, and hamper our ability to respond to changes or to take certain actions; government regulation of raw materials, products and facilities may impact our product manufacturing processes, handling, storage, transportation, uses and applications; possible liability for contamination, personal injury or third party impacts if hazardous materials are released into the environment; cyber security threats may compromise our data or disrupt our information technology applications or services; fluctuation of currency exchange rates; costs and outcomes of litigation or regulatory investigations; the timing, impact, and other uncertainties of future acquisitions or divestitures; restrictions in our governing documents and of Delaware law may prevent or delay an acquisition of us; our ability to complete, on a timely or cost‐effective basis, the changes necessary to successfully complete our transition to an independent public company; tax and other potential liabilities to Air Products assumed in connection with the separation and spin‐off; restrictions against engaging in certain corporate transactions for two years following the separation and spin‐off; potential liabilities arising out of state and federal fraudulent conveyance laws and legal dividend requirements with respect to the separation and spin‐off and related internal reorganization transactions; and other risk factors described in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10‐K for the fiscal year ended September 30, 2017, and in our other periodic filings. Versum Materials assumes no obligation to update any forward‐looking statements or information in this presentation to reflect any subsequent change in assumptions, beliefs or expectations, or any change in events, conditions or circumstances occurring after the date of this presentation.

SEMI FROM A SPECIALTY MATERIAL PERSPECTIVE TODAYS DISCUSSION • Historic View • What is Changing? • Implications for Materials Players © Versum Materials 2018

IC INDUSTRY VALUE CHAIN Specialty Materials • Sales ~$12.5B  • ~25% of Materials Sales • ~ 2% of Semi Industry Revenues • Growing at a CAGR of 8% • Core to SEMI Innovation and  Productivity Source: IC Insights Source: SEMI © Versum Materials 2018

WHAT DRIVES SPECIALTY MATERIALS? VOLUME And MIX • Industry Volume Growth - Silicon MSI/Wafer Starts • Technology Changes Due to New Device Architectures - Next Generation Nodes (New Materials) - 3 Dimensional Structures (More Materials and More  Processing Steps) • Competitive Position as a Materials Supplier - Innovation/Differentiation Capabilities - Supply Infrastructure/Cost/Quality - Customer Partnership/Access Source: IMEC © Versum Materials 2018

SPECIALTY MATERIALS GROWTH DRIVEN BY HEALTHY VOLUME (SILICON MSI/WAFER STARTS) 2005 ‐ 2017 MSI CAGR 4.8%  © Versum Materials 2018

TECHNOLOGY CHANGE INCREASED DEMAND FOR NEW MATERIALS Source: Linx Consulting © Versum Materials 2018

SO, WHAT IS CHANGING? © Versum Materials 2018

THERE ARE NEW FORCES ACTING ON MATERIAL SUPPLIERS © Versum Materials 2018

INDUSTRY CONSOLIDATION CUSTOMERS ARE CHANGING Source: SEMI Source: VLSI Research Fewer and much larger customers… • Customer Centric vs. Market Centric model • Higher pressure • Access is critical for more limited POR opportunities • Risk/Rewards are greater  • Too many suppliers for shrinking customer base Shift to Asia requires footprint changes • Supply • Distribution • Innovation © Versum Materials 2018

GIGA‐SIZED FABS 72 51 9 • Greater Customer Expectations • Implications of Winning/Losing • Increased Ramp Complexity, Volume  & Variability Source: SEMI © Versum Materials 2018

THE EMERGENCE OF SILICON CHINA • New Customers • Foundry vs. Memory • Local Supply • Local Innovation Infrastructure • Geographic Volume Shifts © Versum Materials 2018

MOORE'S LAW

GREATER NEED FOR INNOVATION



2016
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14nm
10nm
7nm
5nm
3nm
W
Co
Gate
STI
Work Function Metals
Sidewall Parasitic Capacitance Low k Dielectrics
Cobalt Metallization
Gap Fill Flowable CVD Chemistry
Selective Etching Nanowire Formation

- Age of Materials
- Technical Complexity
- EUV
- Cadence Variability

VERSUM MATERIALS

© Versum Materials 2018

VERTICAL STRUCTURES SIGNIFICANT IMPACT ON SPECIALTY MATERIALS • Concentrated Market • Expansion of Wafer Starts • Rapid Node Shifts and Conversions • Node (Layer) Changes Drive More  Material Usage per Wafer Source: IC Knowledge & Versum Materials © Versum Materials 2018 Source: Linx Consulting

IOT, INDUSTRY AND AUTO DRIVING DEMAND FOR LEGACY NODES >70% Of All Wafer Starts Source: IHS MARKIT © Versum Materials 2018

IMPLICATIONS FOR MATERIALS SUPPLIERS © Versum Materials 2018

ISSUES TO REMEMBER • Embrace Industry Concentration or Leave • Innovation and Productivity/Yield Drive SEMI Value • There is a Symbiotic Relationship Across the Value Chain • Customers Know the Value you Provide • Know Your Capabilities and Respect Yourself © Versum Materials 2018

CRITERIA FOR SUCCESS GOING INTO THE 2020s  Customer Relationships  Diversified Portfolio  Innovation Capabilities and Intellectual Property  Global Infrastructure and Reliable Supply SEMI  Next  Generation Specialty  Materials Supplier © Versum Materials 2018

DEEPER CUSTOMER RELATIONSHIPS LEARNING TO “DANCE WITH ELEPHANTS” • Customer Focus & Value Creation • Trust and Reliability • Ability to Respond & Scale Quickly • Critical Mass & Global Infrastructure • Intellectual Property and Knowhow • Portfolio Diversification Grace, Elegance… and Fortitude © Versum Materials 2018

MATERIALS INNOVATION CAPABILITIES INNOVATION IS CORE TO THE INDUSTRY AND OUR SUCCESS • Leading Edge Capabilities in Core  Applications • Global R&D Infrastructure and Talent • Decentralized/Customer Centric Delivery • Robust Intellectual Property Portfolio • Increased Ability to Manage Risk • Ability to Partner & Collaborate © Versum Materials 2018

PORTFOLIO DIVERSIFICATION ABILITY TO MANAGE UNCERTAINTY AND SUSTAIN COMMITMENT • Stay committed to SEMI • Leverage SEMI Focus • Build Critical Mass and Core  Competencies in Key Technologies • Diversify performance drivers • Build Resilience © Versum Materials 2018

Customer  Relationships Innovation  Capabilities and  Intellectual  Property Global  Infrastructure and  Reliable Supply Diversified  Portfolio CRITERIA FOR SUCCESS GOING INTO THE 2020s © Versum Materials 2018 Potential For Industry Consolidation

THANK YOU © Versum Materials 2018